THE UNIVERSITY OF ARIZONA®

FIFTH AMENDMENT TO THE PATENT LICENSE AGREEMENT
BETWEEN
THE ARIZONA BOARD OF REGENTS ON BEHALF OF THE UNIVERSITY OF ARIZONA
AND
SOLTERRA RENEWABLE TECHNOLOGIES, INC.
University of Arizona File(s) UA00-032

This fifth amendment ("Amendment 5") to the license agreement between The Arizona Board of Regents on behalf of The University of Arizona, with its principal offices in Tucson, Arizona 85721 ("UNIVERSITY") and **SOLTERRA RENEWABLE TECHNOLOGIES, INC.**, an Arizona Company with its principal place of business at 3055 Hunter Road, San Marcos, TX 78666 ("LICENSEE") is made effective on the date of the last authorized signature below ("Amendment 5 Effective Date").

WHEREAS, UNIVERSITY and LICENSEE entered into an Exclusive License Agreement executed on 12 July 2009 related to the UNIVERSITY technology file listed above and amended four times, most recently with the fourth amendment executed on 1 June 2015 ("Agreement"); and

WHEREAS, UNIVERSITY and LICENSEE desire to amend the Agreement as provided herein.

Now and therefore, UNIVERSITY and LICENSEE hereby agree as follows:

Article 3.1.b is replaced in its entirety with the following:
"3.1.b Minimum Annual Royalty: A minimum royalty according to the following schedule.

3.1.b.i The Minimum Annual Royalty payment will be creditable against Royalties due in each respective royalty year, July 1 to June 30th following the due date.

Due Date	Minimum Royalty Due
June 30, 2012	$5,000
December 31, 2013	$25,000
December 31, 2016	$50,000
June 30, 2017	$125,000
Each June 30 of every year thereafter	$200,000

3.1.b.ii The Minimum Annual Royalty will be adjusted by the cumulative percentage change in the CPI-W Consumer Price Index between July and the June preceding the date on which the payment in question is payable."

All other terms and conditions of the Licenses shall remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto agree to execute this Amendment 5 by the below signatures of their duly authorized officers or representatives.

LICENSEE		UNIVERSITY	
By:	[signature]	By:	Douglas M Hockstad [signature]
Name:	Stephen B. Squire	Name:	Douglas M Hockstad
Title:	President	Title:	Sr. Director, Tech Transfer Arizona
Date:	05/19/16	Date:	6/8/2016